                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     BOWNE & CO., INC. AND EACH PERSON WHOSE SIGNATURE APPEARS BELOW HEREBY AUTHORIZE BOTH ROBERT M. JOHNSON AND DENISE K. FLETCHER, EACH WITH FULL POWER TO ACT ALONE, TO FILE IN EITHER PAPER OR ELECTRONIC FORM AN ANNUAL REPORT ON FORM 10-K AND ANY AND ALL AMENDMENTS THERETO, UNDER THE SECURITIES EXCHANGE ACT OF 1934 AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, WHICH REPORT AND AMENDMENTS SHALL CONTAIN SUCH INFORMATION AND EXHIBITS AS ROBERT M. JOHNSON OR DENISE K. FLETCHER DEEMS APPROPRIATE. BOWNE & CO., INC. AND EACH SUCH PERSON HEREBY FURTHER APPOINT BOTH ROBERT M. JOHNSON AND DENISE K. FLETCHER AS HIS OR HER AND ITS ATTORNEYS-IN-FACT, EACH WITH FULL POWER TO ACT ALONE, TO EXECUTE SUCH REPORT AND ANY AND ALL AMENDMENTS THERETO IN THE NAME AND ON BEHALF OF BOWNE & CO., INC. AS WELL AS IN THE NAME AND ON BEHALF OF EACH SUCH PERSON, INDIVIDUALLY AND IN EACH CAPACITY STATED BELOW, THEREBY GRANTING TO SAID ATTORNEYS-IN-FACT AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING WHATSOEVER THAT ANY OF THEM MAY DEEM NECESSARY OR ADVISABLE IN ORDER TO CARRY OUT FULLY THE INTENT OF THE FOREGOING AS THE UNDERSIGNED MIGHT OR COULD DO PERSONALLY OR IN THEIR CAPACITIES AFORESAID.

                                          BOWNE & CO., INC.

                                          By:          ROBERT M. JOHNSON
                                            ------------------------------------
                                                     Robert M. Johnson
                                                   Chairman of the Board
                                                and Chief Executive Officer

Dated: March 31, 1999

                       NAME                                           TITLE                        DATE
                       ----                                           -----                        ----
                        ROBERT M. JOHNSON            Chairman of the Board and Chief          March 29, 1999
---------------------------------------------------  Executive Officer (and Director)
                (Robert M. Johnson)

                          JAMES P. O'NEIL            President and Chief Operating            March 29, 1999
---------------------------------------------------  Officer (and Director)
                 (James P. O'Neil)

                       DENISE K. FLETCHER            Senior Vice President and Chief          March 29, 1999
---------------------------------------------------  Financial Officer
               (Denise K. Fletcher)

                         C. CODY COLQUITT            Vice President and Controller            March 29, 1999
---------------------------------------------------  (Principal Accounting Officer)
                (C. Cody Colquitt)

                                                     Director                                 March   , 1999
---------------------------------------------------
                (Robert M. Conway)

                         EDWARD H. MEYER             Director                                 March 29, 1999
---------------------------------------------------
                 (Edward H. Meyer)

                H. MARSHALL SCHWARZ                  Director                                 March 29, 1999
---------------------------------------------------
               (H. Marshall Schwarz)

                         WENDELL M. SMITH            Director                                 March 29, 1999
---------------------------------------------------
                (Wendell M. Smith)

                          LISA A. STANLEY            Director                                 March 29, 1999
---------------------------------------------------
                 (Lisa A. Stanley)

                   VINCENT TESE                      Director                                 March 29, 1999
---------------------------------------------------
                  (Vincent Tese)

                                                     Director                                 March   , 1999
---------------------------------------------------
                 (Harry Wallaesa)

                                                     Director                                 March   , 1999
---------------------------------------------------
                 (Richard R. West)